STOCK PURCHASE AGREEMENT


DATE:         May 29, 1994

PARTIES:      SurViva Link Corporation, a Minnesota corporation (the "Company")


                      _________________________________ (the "Investor")

RECITALS:

A. The Company has agreed to sell to a group of investors (the "Investor Group") an aggregate of up to 333,333 shares of Common Stock of the Company and Warrants for an aggregate of up to 125,000 additional shares of Common Stock, for an aggregate purchase price of up to $500,000.00.

B. The Investor desires to purchase a portion of such shares and Warrants, on the terms and conditions set forth in this Agreement.

AGREEMENT:
In consideration of the respective covenants and commitments of the Company and the Investor set forth herein, the parties hereby agree as follows:

1.      PURCHASE OF COMMON STOCK AND WARRANT.

a. Purchase and Sale of Shares and Warrants; Purchase Price. The Investor hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Investor, the number of shares of Common Stock (the "Purchased Shares") set forth below and a Warrant for the number of shares of Common Stock set forth below, such Warrant entitling the Investor to purchase shares of Common Stock at a purchase price of $1.50 per share exercisable until the five-year anniversary of the date of this Agreement. The form of Warrant is attached hereto as Appendix A.

        Number of Purchased Shares......................   ______________ Shares

        Number of Shares subject to Warrant
               (37.5% x No. of Purchased Shares)........   ______________ Shares

        Aggregate Purchase Price
               ($1.50 x No. of Purchased Shares)........   $____________________

b. Payment for Purchased Shares and Warrants. The Investor is enclosing a check payable to "SurViva Link Corporation" in payment of the purchase price for the Purchased Shares and Warrants.



                                    Page -1-



c.      Anti-Dilution Adjustment.  The Company hereby agrees as follows:

        i. If, within 180 days after the date hereof, the Company issues, sells, or contracts to issue and sell shares of Common Stock or options, warrants or other rights to acquire shares of Common Stock (the "Later-Issued Shares") for a consideration per share less than $1.50 (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock), then the Company shall issue such number of additional shares of Common Stock to the Investor so that the average per share purchase price of the Purchased Shares plus any additional shares previously issued to the Investor pursuant to this Section plus the additional shares to be issued hereunder (determined by dividing the Aggregate Purchase Price set forth in Section 1.a by the sum of the number of Purchased Shares set forth in Section 1.a plus any additional shares previously issued to the Investor pursuant to this Section plus the number of such additional shares) is equal to the lowest price per share received or to be received by Company for the Later-Issued Shares.

        ii. Notwithstanding any contrary provision contained herein, this Section shall not apply to, and no additional shares of Common Stock shall be issued to the Investor as a result of, issuances, sales or grants of: (A) the shares issuable upon exercise of the Warrants (the "Warrant Shares"); (B) up to 150,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issuable upon exercise of the Warrants dated between March 1993 and October 1993 issued in connection with private placements of Common Stock; (C) 200,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issued to an investor in April 1994 and 75,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issuable upon exercise of Warrants granted to such investor; (D) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; (E) options to purchase not more than 500,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issued to directors or employees of or consultants to the Company pursuant to the Company's Stock Option Incentive Plan of 1992 (and the Common Stock issuable upon exercise thereof); or (F) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

        iii. Upon any adjustment contemplated by this Section 1.c, the Company shall give written notice thereof to the Investor, which notice shall state the number of shares to be issued as a result of such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.



                                    Page -2-



2.      RIGHT OF FIRST REFUSAL AND BOARD DESIGNEE.

a.      Right of First Refusal on New Issuances.

        i. The Company hereby grants to the Investor a right of first refusal to purchase all or part of his pro rata share of any New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. The Investor's pro rata share, for purposes of this Section 2.a, shall equal a fraction, the numerator of which is the number of issued and outstanding shares of Common Stock then held by the Investor, and the denominator of which is the total number of shares of Common Stock then issued and outstanding.

        ii. "New Securities" shall mean any capital stock whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into or exercisable for capital stock; provided, however, however that the term "New Securities" does not include (A) the Warrant Shares; (B) up to 150,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issuable upon exercise of the Warrants dated between March 1993 and October 1993 issued in connection with private placements of Common Stock; (C) 200,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issued to an investor in April 1994 and 75,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issuable upon exercise of Warrants granted to such investor; (D) securities offered to the public pursuant to a Registration Statement (as described in Section 6); (E) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; (F) options to purchase not more than 500,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issued to directors or employees of or consultants to the Company pursuant to the Company's Stock Option Incentive Plan of 1992 (and the Common Stock issuable upon exercise thereof); or (G) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

        iii. In the event the Company intends to issue New Securities, it shall give the Investor written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. The Investor shall have thirty (30) days from the date of receipt of such notice to agree to purchase all or part of its pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased.


                                    Page -3-



        iv. In the event the Investor fails to exercise the foregoing right of first refusal with respect to any New Securities within such thirty (30)-day period, the Company may within ninety (90) days thereafter sell any or all of such New Securities not agreed to be purchased by the Investor, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to the Investor pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such ninety (90)-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Investor in the manner provided above.

b. Termination. The Investor's rights under Section 2.a shall terminate on the earlier of:

        i.      the three-year anniversary of this Agreement; and

        ii. the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act at a public offering price of not less than $5.00 per share (prior to underwriter commissions and expenses) of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) and with aggregate gross proceeds to the Company of not less than $7,500,000 (after deduction of underwriter commissions and the Company's expenses relating to the issuance, including without limitation fees of the Company's counsel).

c.      Right to Designate Board Member.

        i. So long as the Investor Group owns in the aggregate at least 100,000 issued and outstanding shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock), the Company shall permit the Investor Group to designate one representative to the Company's Board of Directors (the "Board") as a member of the Board or, if the Investor Group so elects in the Investor Group's discretion, as a non-voting observer to the Board. Such designee shall be reasonably acceptable to the Company. Such designee may be removed or replaced at any time by the Investor Group as deemed reasonably necessary or appropriate by the Investor Group. The Investor Group's designee shall receive all notices, documents, and other information in the same time and manner as such information is supplied to members of the Board. The Company shall make reasonable efforts to permit the Investor Group's designee to participate or observe Board meetings by telephone if such designee is unable to attend in person.

        ii. Unless the Investor Group elects to have its designee act as a non-voting observer to the Board, the Board agrees to (A) initially expand the number of members of the Board and elect the Investor Group's designee to such vacancy, and (B) in connection with each meeting, or each written consent in lieu of a meeting, of the Company's shareholders at which the Board is elected, to nominate the Investor Group's designee for election to the Board and to use its best efforts to cause the Investor Group's designee to be so elected.



                                    Page -4-



3. TERMS NO LESS FAVORABLE. The Company represents and warrants to the Investor that the terms and provisions upon which the Investor is purchasing the Purchased Shares are no less favorable to the Investor than the terms and provisions upon which any other person has purchased Common Stock pursuant to
(i) the offering described in the November 1, 1993 Private Placement Memorandum or (ii) any subsequent offering of Common Stock.

4. REPRESENTATIONS OF INVESTOR. In connection with the sale of the shares to the Investor, the Investor hereby acknowledges and represents to the Company as follows:

a. Information About the Company. The Investor acknowledges that the Company has a limited operating history. The Investor has obtained such information about the Company as the Investor believes relevant to his decision to purchase the shares. The Investor has also had the opportunity to ask questions of, and receive answers from, the Company, or an agent or a representative of the Company, concerning the business and affairs of the Company and to obtain any additional information necessary to verify such information, and the Investor has received such additional information concerning the Company as the Investor considers necessary or advisable in order to form a decision concerning the Investor's purchase of shares pursuant to this Agreement.

b. Sophistication of Investor. The Investor is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the shares, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks.

c. Investment Risk. The Investor understands that an investment in the shares is highly speculative and involves a high degree of risk. The Investor believes the investment is suitable for him based on his investment objectives and financial needs. The Investor has adequate means for providing for his current financial needs and personal contingencies and has no need for liquidity of investment with respect to the shares. The Investor can bear the economic risk of an investment in the shares for an indefinite period of time and can afford a complete loss of such investment.

d.      Status as an Accredited Investor:  [CHECK EACH ITEM THAT IS APPLICABLE]

        |_|   i.      The Investor has a net worth, or a joint net worth
                      together with his spouse, in excess of $1,000,000. [In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.]

        |_|   ii.     The Investor had an individual income in excess of
                      $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year; or the Investor had joint income with his spouse in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.



                                    Page -5-



e.      Residence. The Investor is a bona fide resident of the State of
        ____________________.

f. Additional Information. The Investor agrees to furnish any additional information that the Company or its counsel deem necessary in order to verify the responses set forth above.

5. INVESTMENT INTENT; RESTRICTIONS ON TRANSFER OF SHARES. The Investor represents as follows:

a. No Present Intent to Resell. The Investor represents and warrants that he is purchasing the shares for his own account, for long term investment and without the intention of reselling or redistributing the shares. The Investor has made no agreement with others regarding any of the shares, and his financial condition is such that it is not likely that it will be necessary for him to dispose of any of the shares in the foreseeable future. The shares are being purchased by the Investor in his own name and solely for his own beneficial interest, and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

b. Unregistered Shares. The Investor understands that the shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under applicable state securities laws (the "State Laws"), and are offered pursuant to exemptions from registration under the 1933 Act and the State Laws. The Investor understands that the Company's reliance on such exemptions is predicated in part on his representations to the Company contained herein. The Investor understands that (i) the transferability of the shares is restricted; (ii) the shares may be sold by the Investor only pursuant to registration under the 1933 Act and the State Laws, or an opinion of counsel acceptable to the Company that such registration is not required; and (iii) any sale, transfer, pledge or other disposition of the shares by him will be further restricted by legend placed on the certificate(s) representing the shares as set forth in paragraph c.

c. Restrictive Legend. The Investor understands that a restrictive legend containing substantially the following language will be placed on the certificate(s) representing the shares purchased under this Agreement:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. No transfer of such shares or any interest therein may be made except pursuant to registration under said laws unless the Company has received an opinion of counsel acceptable to the Company stating that such transfer does not require registration under said laws."

6. REGISTRATION RIGHTS. The members of the Investor Group (the "Holders") shall have the following registration rights with respect to the Purchased Shares and the Warrant Shares (the "Registrable Securities").

a.      Requested Registration.



                                    Page -6-



        i. Demand. If at any time after the closing of the Company's first underwritten public offering of Common Stock pursuant to a Registration Statement and prior to the five (5)-year anniversary of the date of this Agreement, the Company shall receive from Holders owning a majority of the Registrable Securities (the "Initiating Holders") a written request that the Company effect any registration, qualification or compliance with respect to a proposed sale of Registrable Securities, the Company will:

                (1) promptly give written notice of the proposed registration, qualification or compliance to all other Holders, and to any other holders of securities with registration rights who are entitled to receive notice of such proposed registration; and

                (2) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

               provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 6.a:

                (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                (B) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                (C) after the Company has effected one such registration pursuant to this Section 6.a.i, and such registration has been declared or ordered effective; or

                (D) with respect to the Registrable Securities owned by any particular Holder if, in the opinion of counsel satisfactory to the Company and the particular Holder, the sale of all Registrable Securities owned by such Holder may then be made in a transaction exempt from the registration and prospectus delivery



                                    Page -7-



                        requirements of the Securities Act and from the comparable requirements of the applicable state securities laws so that any transfer restrictions may be removed upon the consummation of such sale.

               Subject to the foregoing clauses (A) through (D), the Company shall file a Registration Statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

        ii.     Underwriting. In the event that a registration pursuant to
                Section 6.a is for a registered public offering involving an underwriting on a firm basis, the Company shall so advise the Holders as part of the written notice given pursuant to Section 6.a.i(1). In such event, the right of any Holder to registration pursuant to Section 6.a shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
                Section 6.a, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                The Company shall (together with all Holders and any other holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders but subject to the Company's approval, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 6.a, if the managing underwriter advises the Holders and other holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Common Stock which may be included in the underwriting shall be allocated (A) first among all Holders and such other holders having registration rights granted prior to the date of this Agreement in proportion (as nearly as practicable) to the respective amounts of Registrable Securities held by each such Holder and securities with registration rights held by such other holders at the time of filing the registration statement and (B) then among other holders (if any) having registration rights granted after the date of this Agreement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

               If the managing underwriter does not limit the number of Registrable Shares to be underwritten, the Company or other holders of securities of the Company who have registration rights similar to those set forth in Section 6.a or 6.b hereof may include Common Stock for their respective accounts in such registration if the managing underwriter states that such inclusion would not adversely affect the offering of Registrable Shares for any reason and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited or reduced.

               If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the



                                    Page -8-



               managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

b.      "Piggy-back" Registration.

        i. Notice of Registration. If at any time or from time to time prior to the five (5)-year anniversary of the date of this Agreement the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (A) a registration relating solely to employee benefit plans, or (B) a registration relating solely to a Rule 145 transaction, the Company will:

                (1)     promptly give to each Holder written notice thereof; and

                (2) include in such registration (and any related qualification under Blue Sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company by any Holder.

        ii. Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting on a firm basis, the Company shall so advise the Holders as part of the written notice given pursuant to Section 6.b.i(1). In such event, the right of any Holder to registration pursuant to Section 6.b shall be conditioned upon such Holder's participation in such underwriting arrangements required by this
                Section 6.b, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6.b, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the amount of Registrable Securities and other securities with registration rights that may be included in the registration and underwriting shall be allocated (A) first among all Holders and such other holders having registration rights granted prior to the date of this Agreement in proportion (as nearly as practicable) to the respective amounts of Registrable Securities held by each such Holder and securities with registration rights held by such other holders at the time of filing the registration statement and (B) then among other holders (if any) having registration rights granted after the date of this Agreement. To facilitate the allocation of shares in accordance with the



                                    Page -9-



                above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

                If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

        iii. Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6.b prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        iv. State Qualification. The Company shall use its best efforts to qualify the sale of Registrable Securities to be included in any registration pursuant to this Section 6.b under the Blue Sky or other applicable laws of such jurisdictions as a Holder may reasonably request.

c. Registration on Form S-3. If prior to the five (5)-year anniversary of the date of this Agreement any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for the sale of shares of the Registrable Securities, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such sales, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 6.c in any six-month period. The substantive provisions of Section 6.a.ii shall be applicable to each registration initiated under this Section 6.c.

d. Expenses of Registration. Expenses incurred in connection with any registration, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders (collectively, "Registration Expenses"), and underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as included in Registration Expenses, all reasonable fees and expenses of counsel for any Holder (collectively, "Selling Expenses"), shall be borne by the parties as follows:

        i. All Registration Expenses incurred in connection with any registration pursuant to Sections 6.a or 6.b shall be borne by the Company; provided that the Initiating Holders shall reimburse the Company for up to $30,000 of the Registration Expenses reasonably incurred by Company in a registration pursuant to Section 6.a.i. (except



                                   Page -10-



                that, if the amount of Registrable Securities of the Holders included in a registration pursuant to Section 6.a.1 is reduced because other holders having registration rights granted prior to the date of this Agreement elect to distribute their securities through such registration, the amount for which the Holders shall reimburse the Company shall be reduced by the same proportion as the amount of Registrable Securities of the Holders included in such registration is reduced). Unless otherwise stated, all Registration Expenses payable by the Holders and all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

        ii. All Registration Expenses and Selling Expenses reasonably incurred in connection with a registration pursuant to Section 6.c shall be borne pro rata by the Holder or Holders requesting the registration on Form S-3 according to the number of Registrable Securities included in such registration.

e. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 6, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

        i. prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one-hundred eighty (180) days or until the distribution described in the Registration Statement has been completed; and

        ii. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for the period described in Section 6.e.i, above; and

        iii. as expeditiously as possible furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Holder.

        If the Company has delivered preliminary or final prospectuses to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Securities.

f. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or



                                   Page -11-



        Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

7.      OTHER PROVISIONS.

a. Non-Disclosure. Each party agrees not to disclose or use (except as permitted or required for performance by the party receiving such Confidential Information of its rights or duties hereunder) any Confidential Information of the other party obtained during the during the term of this Agreement until the expiration of three (3) years after the date of this Agreement. Each party further agrees to take appropriate measures to prevent any such prohibited disclosure by its present and future employees, officers, accents, subsidiaries, or consultants during such period.

b. Further Assurances. At such time and from time to time on and after the date hereof upon request by the Investor, the Company will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, certificates and assurances that may be required for the better conveying, transferring, assigning, delivering, assuring and confirming to the Investor, or to its respective successors and assigns, all of the Purchased Shares and the Warrants or to otherwise carry out the purposes of this Agreement.

c. Complete Agreement. The Schedules and Exhibits to this Agreement shall be construed as an integral part of this Agreement to the same extent as if they had been set forth verbatim herein. This Agreement and the Schedules and Exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements whether written or oral relating hereto.

d. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the purchase of the Purchased Shares and remain in full force and effect. No independent investigation of the Company by the Investor, its counsel, or any of its accents or employees shall in any way limit or restrict the scope of the representations and warranties made by the Company in this Agreement.

e. Waiver, Discharge, Amendment, Etc. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. This Agreement may be amended by the Company and the Investor, by mutual action approved by their respective Boards of Directors or their respective officers authorized by such Board of Directors, at any time prior to the Closing Date. Any amendment to this Agreement shall be in writing and signed by the Company and the Investor.



                                   Page -12-



f. Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

        If to the Investor: To the address set forth on the signature page of this Agreement.

        If to the Company:  SurViva Link Corporation
                            2975 - 84th Lane N.E.
                            Minneapolis, Minnesota 55449
                            Attention:  Byron L. Gilman, Chief Executive Officer
                            FAX:  (612) 780-2786

        Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

g. Governing Law. This Agreement shall be construed and interpreted in accordance with substantive Minnesota law applicable to agreements executed in Minnesota.



                                   Page -13-



IN WITNESS WHEREOF, the Company and the Investor have each executed this Agreement as of the date first set forth above.

        COMPANY:                   SURVIVA LINK CORPORATION


                                   By ____________________________________
                                          Byron L. Gilman
                                          Chief Executive Officer


        INVESTOR:
                                   _______________________________________
                                   (Signature)

                                   _______________________________________
                                   Name (Please print or type)

                                   _______________________________________
                                   Street Address

                                   _______________________________________
                                   City, State & Zip Code

                                   _______________________________________
                                   Social Security Number

                                   [Please complete Sections 4.d-e on pages 5-6]



                                   Page -14-




                                   APPENDIX A



                              FORM OF STOCK WARRANT